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                                                                   EXHIBIT 10.21



                             SCHEIN HOLDINGS, INC.
                                OPTION AGREEMENT
                                PURSUANT TO THE
                             1993 STOCK OPTION PLAN
                             ----------------------


        AGREEMENT, dated September 30, 1994 between Schein Holdings, Inc., a
                                   --
New York corporation (the "Company"), and Martin Sperber ("Sperber").

        The Stock Option Committee of the Board of Directors of the Company (the "Committee"), pursuant to the Company's 1993 Stock Option Plan, annexed hereto as Exhibit A (the "Plan"), has authorized the granting to Sperber, as a Key Employee (as defined in the Plan), of a nonqualified stock option (the "Option") to purchase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), set forth below. The parties hereto desire to enter into this Agreement in order to set forth the terms of the Option.

        The Shareholders of the Company have approved the terms of the Option pursuant to an Approval Agreement of even date herewith.

        The parties hereto agree as follows:

        1. Tax Matters. No part of the Option granted hereby is intended to
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gualify as an "incentive stock option" under Section 422 of the Internal Revenue
Code of 1986, as amended.

        2. Grant of Option. Subject in all respects to the Plan and the terms
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and conditions set forth herein, Sperber is hereby granted the Option to purchase from the Company up to 4,795 Shares (as defined in the Plan), at a price per Share of $2,000 (the "Option Price").

        3. No Vesting.  The Option may be exercised by Sperber, in whole or in
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part, at any time or from time to time prior to the expiration of the Option as provided herein.

        4.  Effect of Termination of Emp1oyment
            ------------------------------------


        (a) Upon Termination of Employment (as defined in the Plan) of Sperber, all outstanding Options not exercised by Sperber prior to such Termination of Employment shall remain exercisable by Sperber to the extent not exercised for the following time periods (subject to Section 5):

        (i) In the event of Sperber's death, such Options shall remain exercisable (by Sperber's estate or by the person
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given authority to exercise such Options by Sperber's will or by operation of law) for a period of one year from the date of Sperber's death, provided that the Committee, in its discretion, may at any time extend such time period to up to three years from the date of Sperber's death.

        (ii) In the event of Sperber's Disability (as defined in the Plan), or Sperber retires at or after age 65 (or, with the consent of the Committee or under an early retirement policy of the Company, before age 65), or if Sperber's employment is terminated by the Company without Cause (as defined in Sperber's Employment Agreement dated of even date herewith), such Options shall remain exercisable for one year from the date of Sperber's Termination of Employment, provided that the Committee, in its discretion, may at any time extend such time period to up to three years from the date of Sperber's Termination of Employment.

        (b) Upon the Termination of Employment of Sperber for Cause in accordance with the Employment Agreement between Sperber and the Company, or if it is discovered after any other Termination of Employment that Sperber had engaged in conduct that would have justified a Termination of Employment for Cause in accordance with the Employment Agreement, all outstanding Options shall immediately be canceled.

        (c) In the event of Termination of Employment for any reason other than as provided in Section 4(a) or 4(b), all outstanding Options not exercised by Sperber prior to such Termination of Employment shall remain exercisable for a period of three months after such termination, provided that the Committee in its discretion may extend such time period to up to one year from the date of Sperber's Termination of Employment.

        5. Exercise of Option.
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        (a)  The Option may be exercised by Sperber by delivering notice to the
Committee (as defined in the Plan) of the election to exercise the Option and of the number of Shares with respect to which the Option is being exercised, which notice shall be accompanied by payment in full of the Option Price of the Shares. Payment for such Shares may be made as follows:

        (i) in cash or by certified check, bank draft or money order payable to the order of the Company;

        (ii) (A) through the delivery of unencumbered Shares (including Shares acquired under the Option then being exercised), provided such Shares (or such Option) have been owned by Sperber for at least six months, or such longer period as required by applicable accounting standards to avoid a charge to earnings, (B) through a combination of Shares and cash as provided above
(C) if so permitted by the Committee, by delivery

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of a promissory note of Sperber to the Company or (D) if so permitted by the
Committee, by a combination of cash (or cash and Shares) and Sperber's promissory note; provided, that, if the Shares delivered upon exercise of the
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Option is an original issue of authorized Shares, at least so much of the exercise price as represents the par value of such Shares shall be paid in cash or by a combination of cash and Shares; or

            (iii) on such terms and conditions as may be acceptable to the Committee and in accordance with applicable law.

       (b) Upon receipt of payment and satisfaction of the requirements, if any, as to withholding of taxes set forth in the Plan, the Company shall deliver to Sperber as soon as practicable a certificate or certificates for the Shares then purchased.

        6.    Termination. Unless terminated as provided below or otherwise
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pursuant to the Plan, the Option shall expire on the tenth anniversary of this
Agreement, or earlier as provided in the Plan upon a Termination of Employment of Sperber.

        7.    Restriction on Transfer of Option.  The Option granted hereby is
              ---------------------------------
not transferable otherwise than by will or under the applicable laws of descent and distribution and during the lifetime of Sperber may be exercised only by Sperber or Sperber's guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

        8.    Restriction on Transfer of Shares.
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        (a)  Except as provided below, Sperber agrees that he will not, prior to an initial public offering of the Company (an "IPO"), sell, transfer, give, pledge, exchange, bequest, devise, encumber or otherwise dispose of, whether voluntarily or by operation of law, all or any part of the Shares issued to Sperber upon the exercise of this Option, except to members of his immediate family who agree in writing to take the Shares subject to all of the terms and conditions set forth in this Agreement, including, without limitation, Sections 8, 9 and 10 hereof.

        (b) If Sperber receives a bona fide offer (an "Outside Offer") for Sperber to sell all or any part of the Shares issued to Sperber upon the exercise of this Option, and Sperber desires to accept such Outside Offer, Sperber may not sell such Shares, prior to an IPO, unless Sperber first offers in writing (the

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"Sperber Offer") the Shares desired to be so transferred for sale to the Company at the Formula Price (as defined in Section 9 below) and otherwise on substantially the same terms and conditions contained in the Outside Offer. The Sperber Offer shall state the price and all other material terms contained in the Outside Offer.

        (c) The Company shall have the right (but not the obligation) to accept the Sperber Offer as to all or any part of the Shares offered within 15 days of receipt of the Sperber Offer.

        (d) At the closing of a purchase hereunder, the Company shall deliver, at the Company's option, (i) a five-year note in a principal amount equal to the purchase price of the Shares, such note to bear interest at the rate of interest charged by banks to its prime commercial customers, (ii) cash in an amount equal to the purchase price of the Shares or (iii) any combination of (i) and (ii) above, against receipt from Sperber of certificates for the Shares, free and clear of all liens, claims, pledges, equities and encumbrances of any nature whatsoever, duly endorsed in blank or with duly executed stock powers attached, in proper form for transfer and with such supporting instruments, if any, as reasonably may be required to effect transfer of registration.

        (e) If the Company (through no fault of Sperber) fails to purchase (on a date and at a time and place designated by the Company) all the Shares as to which the Company has accepted the Sperber Offer within 90 days of the Company's receipt of the Sperber Offer, then, unless Sperber sells the Shares in accordance with the Outside Offer within 30 days of such failure, Sperber shall again be required to comply with the provisions of this Section 8 as to any subsequent proposed sale.

9.        Repurchase of Shares.  If, prior to an IPO, Sperber is no longer
          --------------------
employed by the Company (or any of the Company's subsidiaries), the Company shall have the option, exercisable at any time prior to an IPO, to purchase from Sperber or Sperber's estate, as the case may be, all or any part of the Shares issued to Sperber upon the exercise of this Option (other than Shares that have been sold by Sperber pursuant to Section 9 hereof), at a price equal to the Formula Price. "Formula Price" means the price determined by multiplying (a) the Product (as defined below) divided by the aggregate number of shares of common stock of the Company (whether voting or non-voting) outstanding on the Quarter End Valuation Date (as defined below) and (b) the number of Shares as to which the Company's option is exercised. "Product" means the amount determined by multiplying (x) 48 and (y) the average quarterly After-Tax Earnings (as defined below) of the Company over the 12 full fiscal quarters ending as of the last day of the fiscal quarter end coincident with or immediately preceding the exercise by the Company of such

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option.  "After-Tax Earnings" shall mean net income as derived from the
Company's applicable statements of income after deduction for all taxes and dividends declared in respect of the Company's preferred stock and shall be determined, for the purposes of this Agreement without taking into account any extraordinary items and any expense recognized in 1992 or 1993 associated with the corporate restructuring (including, without limitation, the negotiation and consummation of the transactions relating to the Company on or about December 24, 1992) or in preparation in 1992 or 1993 for an initial public offering, net of applicable tax benefit. Except as otherwise expressly provided herein, After-Tax Earnings of the Company shall be determined by the Company on a basis consistent with the preceding practice of the Company. "Quarter End Valuation Date" means the last date of the fiscal quarter coincident with or immediately preceding the exercise by the Company of such option.

        10.   Come-Along: Bring-Along; Right to Receive Cash; Right to Put.
              ------------------------------------------------------------

        (a) Prior to an IPO, in the event of an offer for the sale of a majority of the outstanding shares of common stock of the Company (including, for this purpose, an offer for a sale of a number of Shares that, when added to other Shares previously acquired by the offeror or its affiliates, constitutes such a majority) that the offeree or offerees of such offer desire to accept, the Company shall use its reasonable best efforts to have the Shares included, to the extent Sperber desires to have them included, in such sale (or, at the Company's election, to have the Company purchase the Shares) at the same price per Share, and on the same terms and conditions, as the other Shares included in such sale and, to the extent practicable, on a pro rata basis with the other Shares in accordance with the respective sellers' ownership of Shares.

        (b) Prior to an IPO, in the event of an offer for the sale of a majority of the outstanding shares of common stock of the Company (including, for this purpose, an offer for a sale of a number of Shares that, when added to other Shares previously acquired by the offeror or its affiliates, constitutes such a majority) that the offeree or offerees of such offer desire to accept, Sperber agrees to have his Shares included, to the extent the offeree or offerees desire to have such Shares included, in such sale (or, at the Company's election, to have the Company purchase the Shares) at the same price per Share, and on the same terms and conditions, as the other Shares included in such sale and, to the extent practicable, on a pro rata basis with the other Shares in accordance with the respective sellers' ownership of Shares.

        (c) Notwithstanding anything to the contrary herein (but subject to Section 17 of the Plan), if a Change of Control (as defined in the Plan) occurs prior to an IPO, Sperber may, but


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shall not be required to, elect, by written notice given to the Company within
30 days after the Company gives Sperber written notice of the Change of Control and by delivery of such documents and instruments of transfer as the Company may reasonably request to sell, and, upon such election, the Company shall purchase, all, but not fewer than all, the Shares previously purchased upon exercise of the Option and all rights with respect to the portion of the Option that is then exercisable for an amount in cash equal to (i) the product of (A) the sum of (I) the number of such Shares previously purchased plus (II) the number of Shares as to which such portion of the Option is then exercisable and
(B) the price per Share paid in connection with the transaction giving rise to the Change of Control, reduced by (ii) the total exercise price payable for the number of Shares referred to in (i) (A) (II) above.

        11.  Rights as a Stockholder.  Sperber shall have no rights as a
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stockholder with respect to any Shares covered by the Option until Sperber shall have become the holder of record of the Shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such Shares, except as otherwise specifically provided for in the Plan.

        12.  Provisions of Plan Control.  This Agreement is subject to all the
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terms, conditions and provisions of the Plan and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The annexed copy of the Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

        13.  Notices.  Any notice or communication given hereunder shall be in
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writing and shall be deemed to have been duly given when delivered in person, or by United States mail, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):



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        If to the Company, to:

             Schein Holdings, Inc.
             100 Campus Drive
             Florham Park, New Jersey 07932
             ATTENTION:      Corporate Secretary

        If to Sperber, to:

             Martin Sperber
             6 Casper Court
             Florham Park, New Jersey 07932

        14.  No Obligation to Continue Employment.  This Agreement does not
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guarantee that the Company will employ Sperber for any specific time period, nor does it modify in any respect the Company's right to terminate or modify Sperber's employment or compensation.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.


                                                SCHEIN HOLDINGS, INC.




                                                By: /s/
                                                   ---------------------
                                                    Authorized Officer



                                                /s/ Martin Sperber
                                                --------------------------
                                                MARTIN SPERBER

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